Exhibit 99.1 Prudential Financial, Inc. (PRU) Quarterly Financial Supplement FINANCIAL SERVICES BUSINESSES FIRST QUARTER 2004

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

May 4, 2004

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
211	163	29%	Insurance Division	163	236	183	206	211
96	73	32%	Investment Division	73	77	83	56	96
219	178	23%	International Insurance and Investments Division	178	217	223	184	219
23	18	28%	Corporate and other operations	18	(1)	32	44	23

549	432	27%	Total pre-tax adjusted operating income	432	529	521	490	549
170	140	21%	Income taxes, applicable to adjusted operating income	140	172	170	159	170

379	292	30%	Financial Services Businesses after-tax adjusted operating income	292	357	351	331	379

			Items excluded from adjusted operating income:
1	(113)	101%	Realized investment gains (losses), net, and related charges and adjustments	(113)	(11)	(46)	(29)	1
(21)	(4)	-425%	Divested businesses	(4)	(410)	(36)	265	(21)

(20)	(117)	83%	Total items excluded from adjusted operating income, before income taxes	(117)	(421)	(82)	236	(20)
(13)	(38)	66%	Income taxes, applicable to items excluded from adjusted operating income	(38)	(173)	24	65	(13)

(7)	(79)	91%	Total items excluded from adjusted operating income, after income taxes	(79)	(248)	(106)	171	(7)

372	213	75%	Income from continuing operations (after-tax) of Financial Services Businesses before cumulative effect of accounting change	213	109	245	502	372
(3)	(16)	81%	Income (loss) from discontinued operations, net of taxes	(16)	18	(25)	(21)	(3)
(79)	—	—	Cumulative effect of accounting change, net of taxes	—	—	—	—	(79)

290	197	47%	Net income of Financial Services Businesses	197	127	220	481	290

			Earnings per share of Common Stock (diluted):
0.74	0.56		Financial Services Businesses after-tax adjusted operating income	0.56	0.66	0.68	0.64	0.74
			Items excluded from adjusted operating income:
—	(0.20)		Realized investment gains (losses), net, and related charges and adjustments	(0.20)	(0.02)	(0.08)	(0.06)	—
(0.04)	(0.01)		Divested businesses	(0.01)	(0.74)	(0.07)	0.49	(0.04)

(0.04)	(0.21)		Total items excluded from adjusted operating income, before income taxes	(0.21)	(0.76)	(0.15)	0.43	(0.04)
(0.02)	(0.07)		Income taxes, applicable to items excluded from adjusted operating income	(0.07)	(0.31)	0.05	0.12	(0.02)

(0.02)	(0.14)		Total items excluded from adjusted operating income, after income taxes	(0.14)	(0.45)	(0.20)	0.31	(0.02)

0.72	0.42		Income from continuing operations (after-tax) of Financial Services Businesses before cumulative effect of accounting change	0.42	0.21	0.48	0.95	0.72
—	(0.03)		Income (loss) from discontinued operations, net of taxes	(0.03)	0.04	(0.04)	(0.03)	—
(0.15)	—		Cumulative effect of accounting change, net of taxes	—	—	—	—	(0.15)

0.57	0.39		Net income of Financial Services Businesses	0.39	0.25	0.44	0.92	0.57

539.9	556.5		Weighted average number of outstanding Common shares (diluted basis)	556.5	549.4	545.9	541.9	539.9
8.61%	6.74%		Operating Return on Average Equity (based on adjusted operating income)	6.74%	7.96%	8.06%	7.51%	8.61%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
290	197		Net income of Financial Services Businesses (above)	197	127	220	481	290
111	(1)		Net income (loss) of Closed Block Business	(1)	69	77	94	111

401	196		Consolidated net income	196	196	297	575	401

19	18		Direct equity adjustments for earnings per share calculations	18	8	19	15	19

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	4,212	5,416	5,117	4,739	4,603
		Long-term debt (2)	2,582	2,663	4,330	3,860	3,820
		Equity Security Units (2)	690	690	—	—	—

		Attributed Equity:
		Including accumulated other comprehensive income	21,059	21,768	20,541	20,340	20,837
		Excluding unrealized gains and losses on investments	18,388	18,318	18,396	18,440	18,520
		Excluding accumulated other comprehensive income	18,596	18,523	18,564	18,563	18,554

		Total Capitalization:
		Including accumulated other comprehensive income	24,331	25,121	24,871	24,200	24,657
		Excluding unrealized gains and losses on investments	21,660	21,671	22,726	22,300	22,340
		Excluding accumulated other comprehensive income	21,868	21,876	22,894	22,423	22,374

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	38.12	39.83	37.81	37.61	38.90
		Excluding unrealized gains and losses on investments	33.28	33.52	33.86	34.10	34.58
		Excluding accumulated other comprehensive income	33.66	33.89	34.17	34.33	34.64

		Number of diluted shares at end of period	552.5	546.5	543.3	540.8	535.6

		Common Stock Price Range (based on closing price):
48.11	33.93	High	33.93	34.50	38.06	42.19	48.11
41.62	27.56	Low	27.56	29.84	34.00	36.60	41.62
44.78	29.25	Close	29.25	33.65	37.36	41.77	44.78

		Common Stock market capitalization (1)	16,153	18,405	20,202	22,341	23,679

(1)	As of end of period.
(2)	For periods ended on or before June 30, 2003, Equity Security Units represent Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet. Effective for the third quarter of 2003, debt related to the Company’s Equity Security Units is included in Long-term debt.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

OPERATIONS HIGHLIGHTS

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	78.9	82.5	82.1	81.2	78.4
		Institutional customers	84.2	89.2	89.7	94.8	99.9
		General account	123.6	127.1	130.3	127.8	131.2

		Total Investment Management and Advisory Services	286.7	298.8	302.1	303.8	309.5
		Non-proprietary wrap-fee and other assets under management	32.7	40.7	36.6	40.5	41.2

		Total managed by Investment Division	319.4	339.5	338.7	344.3	350.7
		Managed by International Insurance and Investments Division	47.6	50.0	50.7	53.9	67.6
		Managed by Insurance Division	8.5	32.9	31.4	33.9	35.3

		Total assets under management	375.5	422.4	420.8	432.1	453.6
		Client assets under administration (3)	174.4	186.5	30.7	32.6	33.3

		Total assets under management and administration	549.9	608.9	451.5	464.7	486.9

		Assets managed or administered for customers outside of the United States at end of period (3)	83.4	89.6	81.0	84.9	100.8

		Distribution Representatives (1):
		Prudential Agents	4,327	4,290	4,281	4,320	4,147
		International Life Planners	4,552	4,689	4,875	4,989	5,008
		Gibraltar Life Advisors	4,993	4,877	4,848	4,826	4,815

36	34	Prudential Agent productivity ($ thousands)	34	39	38	44	36

		Third Party Distribution - Retail Products ($ millions) (4):
28	23	Individual life insurance (5)	23	22	17	49	28
6	4	Corporate-owned life insurance sales	4	13	3	—	6
1,410	58	Individual annuities (6)	58	699	1,125	1,166	1,410
2,742	616	Mutual funds and wrap-fee products (6)	616	783	2,517	2,144	2,742

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets under administration and Assets managed or administered for customers outside of the United States at the end of the period at June 30, 2003 include approximately $155 billion and $8 billion respectively, associated with businesses that were combined into Wachovia Securities Financial Holdings, LLC on July 1, 2003. As a result, Prudential Financial, Inc. no longer reports these assets as a component of its assets under management and administration.
(4)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(5)	Excludes corporate-owned life insurance sales.
(6)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Revenues (1):

2,191	1,973	11%	Premiums	1,973	1,953	1,950	2,042	2,191
559	458	22%	Policy charges and fee income	458	481	509	553	559
1,246	1,252	—	Net investment income	1,252	1,250	1,215	1,226	1,246
759	894	-15%	Commissions, investment management fees, and other income	894	1,059	695	714	759

4,755	4,577	4%	Total revenues	4,577	4,743	4,369	4,535	4,755

			Benefits and Expenses (1):

2,262	2,107	7%	Insurance and annuity benefits	2,107	1,983	2,023	2,171	2,262
477	418	14%	Interest credited to policyholders’ account balances	418	421	424	428	477
53	42	26%	Interest expense	42	42	59	57	53
(364)	(285)	-28%	Deferral of acquisition costs	(285)	(320)	(312)	(353)	(364)
187	160	17%	Amortization of acquisition costs	160	142	150	81	187
1,591	1,703	-7%	General and administrative expenses	1,703	1,946	1,504	1,661	1,591

4,206	4,145	1%	Total benefits and expenses	4,145	4,214	3,848	4,045	4,206

549	432	27%	Adjusted operating income before income taxes	432	529	521	490	549

			Items excluded from adjusted operating income before income taxes:
9	(114)	108%	Realized investment gains (losses), net, and related adjustments	(114)	9	(40)	(11)	9
(8)	1	-900%	Related charges	1	(20)	(6)	(18)	(8)

1	(113)	101%	Total realized investment gains (losses), net, and related charges and adjustments	(113)	(11)	(46)	(29)	1

(21)	(4)	-425%	Divested businesses	(4)	(410)	(36)	265	(21)

(20)	(117)	83%	Total items excluded from adjusted operating income before income taxes	(117)	(421)	(82)	236	(20)

529	315	68%	Income from continuing operations before income taxes and cumulative effect of accounting change	315	108	439	726	529
157	102	54%	Income tax expense (benefit)	102	(1)	194	224	157

372	213	75%	Income from continuing operations before cumulative effect of accounting change	213	109	245	502	372

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $76,766; $77,995; $79,964; $79,900; $84,853)	82,311	85,283	84,725	84,353	90,479
Fixed maturities, held to maturity, at amortized cost (fair value $2,859; $2,867; $2,954; $3,084; $2,999)	2,772	2,793	2,954	3,068	2,949
Trading account assets, at fair value	3,359	3,831	3,852	3,302	6,052
Equity securities, available for sale, at fair value (cost $1,101; $991; $950; $1,045; $1,027)	1,038	1,044	1,106	1,119	1,164
Commercial loans	12,407	12,210	12,261	12,463	11,508
Policy loans	2,923	2,992	2,732	2,609	2,671
Securities purchased under agreements to resell	5,990	5,424	1,276	1,464	2,086
Cash collateral for borrowed securities	4,429	5,089	—	—	—
Other long-term investments	4,476	4,546	4,796	4,568	4,143
Short-term investments	1,671	2,311	3,758	4,052	2,913

Total investments	121,376	125,523	117,460	116,998	123,965
Cash and cash equivalents	7,339	6,743	6,252	5,791	5,893
Accrued investment income	1,095	1,095	1,139	1,046	1,137
Broker-dealer related receivables	5,126	6,425	908	1,098	1,072
Deferred policy acquisition costs	5,926	5,997	6,348	6,605	6,665
Other assets	14,560	16,735	14,558	14,320	17,652
Separate account assets	70,710	99,116	101,841	106,680	106,833

Total assets	226,132	261,634	248,506	252,538	263,217

Liabilities:
Future policy benefits	43,243	43,792	44,608	46,003	47,648
Policyholders’ account balances	41,487	42,345	42,766	44,168	47,012
Unpaid claims and claim adjustment expenses	3,513	3,494	3,201	1,687	1,717
Securities sold under agreements to repurchase	10,907	9,835	5,454	5,196	5,536
Cash collateral for loaned securities	7,300	7,289	3,563	3,571	3,361
Income taxes payable	2,259	2,352	2,019	2,234	2,686
Broker-dealer related payables	4,915	6,099	1,951	2,364	2,555
Securities sold but not yet purchased	2,076	2,220	1,620	1,598	2,386
Short-term debt	4,212	5,416	5,117	4,739	4,603
Long-term debt (1)	2,582	2,663	4,330	3,860	3,820
Other liabilities	11,179	14,555	11,495	10,098	14,223
Separate account liabilities	70,710	99,116	101,841	106,680	106,833

Total liabilities	204,383	239,176	227,965	232,198	242,380

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	690	690	—	—	—

Attributed Equity:
Accumulated other comprehensive income	2,463	3,245	1,977	1,777	2,283
Other attributed equity	18,596	18,523	18,564	18,563	18,554

Total attributed equity	21,059	21,768	20,541	20,340	20,837

Total liabilities and attributed equity	226,132	261,634	248,506	252,538	263,217

(1)	Effective September 30, 2003, Long-term debt includes the debt related to the Company’s Equity Security Units which was previously included in Guaranteed beneficial interest in Trust holding solely debentures of Parent.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,191	850	12	1,330	(1)
Policy charges and fee income	559	482	18	63	(4)
Net investment income	1,246	369	523	231	123
Commissions, investment management fees, and other income	759	150	477	144	(12)

Total revenues	4,755	1,851	1,030	1,768	106

Benefits and Expenses (1):
Insurance and annuity benefits	2,262	970	208	1,064	20
Interest credited to policyholders’ account balances	477	175	226	76	—
Interest expense	53	1	9	1	42
Deferral of acquisition costs	(364)	(182)	(8)	(190)	16
Amortization of acquisition costs	187	108	15	79	(15)
General and administrative expenses	1,591	568	484	519	20

Total benefits and expenses	4,206	1,640	934	1,549	83

Adjusted operating income before income taxes	549	211	96	219	23

	Three Months Ended March 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,973	824	14	1,141	(6)
Policy charges and fee income	458	389	18	54	(3)
Net investment income	1,252	360	556	193	143
Commissions, investment management fees, and other income	894	53	814	74	(47)

Total revenues	4,577	1,626	1,402	1,462	87

Benefits and Expenses (1):
Insurance and annuity benefits	2,107	956	210	906	35
Interest credited to policyholders’ account balances	418	157	236	25	—
Interest expense	42	—	8	—	34
Deferral of acquisition costs	(285)	(112)	(7)	(177)	11
Amortization of acquisition costs	160	85	19	74	(18)
General and administrative expenses	1,703	377	863	456	7

Total benefits and expenses	4,145	1,463	1,329	1,284	69

Adjusted operating income before income taxes	432	163	73	178	18

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	123,965	29,133	39,576	43,764	11,492
Deferred policy acquisition costs	6,665	3,823	19	2,935	(112)
Other assets	25,754	3,321	10,793	6,162	5,478
Separate account assets	106,833	63,479	44,379	14	(1,039)

Total assets	263,217	99,756	94,767	52,875	15,819

Liabilities:
Future policy benefits	47,648	4,913	13,756	28,344	635
Policyholders’ account balances	47,012	17,930	17,759	11,321	2
Debt	8,423	136	2,482	892	4,913
Other liabilities	32,464	6,901	11,951	8,228	5,384
Separate account liabilities	106,833	63,479	44,379	14	(1,039)

Total liabilities	242,380	93,359	90,327	48,799	9,895

Attributed Equity:
Accumulated other comprehensive income	2,283	813	663	657	150
Other attributed equity	18,554	5,584	3,777	3,419	5,774

Total attributed equity	20,837	6,397	4,440	4,076	5,924

Total liabilities and attributed equity	263,217	99,756	94,767	52,875	15,819

	As of December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,998	27,048	38,002	41,015	10,933
Deferred policy acquisition costs	6,605	3,918	23	2,769	(105)
Other assets	22,255	3,211	8,153	6,047	4,844
Separate account assets	106,680	64,034	43,019	649	(1,022)

Total assets	252,538	98,211	89,197	50,480	14,650

Liabilities:
Future policy benefits	46,003	5,008	12,937	27,613	445
Policyholders’ account balances	44,168	15,863	17,632	10,673	—
Debt	8,599	437	2,645	528	4,989
Other liabilities	26,748	6,539	8,599	7,409	4,201
Separate account liabilities	106,680	64,034	43,019	649	(1,022)

Total liabilities	232,198	91,881	84,832	46,872	8,613

Attributed Equity:
Accumulated other comprehensive income	1,777	632	587	415	143
Other attributed equity	18,563	5,698	3,778	3,193	5,894

Total attributed equity	20,340	6,330	4,365	3,608	6,037

Total liabilities and attributed equity	252,538	98,211	89,197	50,480	14,650

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES

(in millions)

	As of March 31, 2004				As of December 31, 2003
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	5	—	5	—	5	—	5
Investment related	82	1,034	—	1,116	167	386	—	553
Securities business related	319	1,684	902	2,905	155	1,872	882	2,909
Specified other businesses	—	446	130	576	90	1,052	129	1,271
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	401	3,169	1,033	4,603	412	3,315	1,012	4,739

Borrowings by type:
Long-term debt due within one year	—	455	—	455	—	453	—	453
Commercial paper	401	2,698	—	3,099	412	2,846	—	3,258
Bank borrowings	—	—	556	556	—	—	535	535
Other short-term debt	—	16	476	492	—	16	476	492

Total general obligations	401	3,169	1,032	4,602	412	3,315	1,011	4,738
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	401	3,169	1,033	4,603	412	3,315	1,012	4,739

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

LONG TERM DEBT

(in millions)

	As of March 31, 2004
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	975	395	—	132	1,502	—	1,502
Hybrid notes	—	—	—	—	—	—	—

Total	975	395	—	132	1,502	—	1,502

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	263	—	—	863	—	863
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	263	—	—	1,554	—	1,554

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	2,266	658	—	132	3,056	57	3,113
Debt related to Equity Security Units (3)	707	—	—	—	707	—	707

Total long-term debt of Financial Services Businesses	2,973	658	—	132	3,763	57	3,820

Ratio of long-term and short-term corporate debt to capitalization	11.2%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	670	681	—	141	1,492	—	1,492
Hybrid notes	—	—	—	—	—	—	—

Total	670	681	—	141	1,492	—	1,492

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	58	75

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	1,961	989	—	141	3,091	58	3,149
Debt related to Equity Security Units (3)	711	—	—	—	711	—	711

Total long-term debt of Financial Services Businesses	2,672	989	—	141	3,802	58	3,860

Ratio of long-term and short-term corporate debt to capitalization	10.0%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.
(2)	Includes Prudential Funding, LLC.
(3)	Includes $690 million corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock in November 2004.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
850	824	3%	Premiums	824	822	779	797	850
482	389	24%	Policy charges and fee income	389	408	441	479	482
369	360	3%	Net investment income	360	366	349	371	369
150	53	183%	Commissions, investment management fees, and other income	53	81	108	145	150

1,851	1,626	14%	Total revenues	1,626	1,677	1,677	1,792	1,851

			Benefits and Expenses (1):
970	956	1%	Insurance and annuity benefits	956	891	918	1,033	970
175	157	11%	Interest credited to policyholders’ account balances	157	161	158	160	175
1	—	—	Interest expense	—	—	1	(1)	1
(182)	(112)	-63%	Deferral of acquisition costs	(112)	(149)	(161)	(173)	(182)
108	85	27%	Amortization of acquisition costs	85	69	80	11	108
568	377	51%	General and administrative expenses	377	469	498	556	568

1,640	1,463	12%	Total benefits and expenses	1,463	1,441	1,494	1,586	1,640

211	163	29%	Adjusted operating income before income taxes	163	236	183	206	211

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	850	101	749	87	14
Policy charges and fee income	482	411	71	256	155
Net investment income	369	234	135	97	137
Commissions, investment management fees, and other income	150	139	11	67	72

Total revenues	1,851	885	966	507	378

Benefits and Expenses (1):
Insurance and annuity benefits	970	209	761	166	43
Interest credited to policyholders’ account balances	175	128	47	39	89
Interest expense	1	1	—	—	1
Deferral of acquisition costs	(182)	(175)	(7)	(77)	(98)
Amortization of acquisition costs	108	107	1	70	37
General and administrative expenses (2)	568	430	138	222	208

Total benefits and expenses	1,640	700	940	420	280

Adjusted operating income before income taxes	211	185	26	87	98

	Three Months Ended March 31, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	824	113	711	94	19
Policy charges and fee income	389	298	91	254	44
Net investment income	360	208	152	101	107
Commissions, investment management fees, and other income	53	45	8	32	13

Total revenues	1,626	664	962	481	183

Benefits and Expenses (1):
Insurance and annuity benefits	956	216	740	173	43
Interest credited to policyholders’ account balances	157	97	60	36	61
Interest expense	—	(1)	1	(1)	—
Deferral of acquisition costs	(112)	(104)	(8)	(77)	(27)
Amortization of acquisition costs	85	84	1	67	17
General and administrative expenses	377	243	134	177	66

Total benefits and expenses	1,463	535	928	375	160

Adjusted operating income before income taxes	163	129	34	106	23

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $8 million for the three months ended March 31, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE SALES:
		Excluding corporate-owned life insurance:
26	26	Variable life	26	26	20	27	26
32	29	Universal life	29	25	24	54	32
32	26	Term life	26	29	26	29	32

90	81	Total excluding corporate-owned life insurance	81	80	70	110	90
6	4	Corporate-owned life insurance	4	13	3	1	6

96	85	Total	85	93	73	111	96

		ANNUITY SALES AND ACCOUNT VALUES (1)
		Variable Annuities:
43,949	15,338	Beginning total account value	15,338	14,965	39,780	40,815	43,949
1,723	331	Sales	331	1,070	1,469	1,548	1,723
(1,352)	(418)	Surrenders and withdrawals	(418)	(924)	(1,159)	(1,215)	(1,352)

371	(87)	Net sales (redemptions)	(87)	146	310	333	371
(161)	(66)	Benefit payments	(66)	(114)	(136)	(133)	(161)

210	(153)	Net flows	(153)	32	174	200	210
843	(180)	Change in market value, interest credited, and other	(180)	2,447	990	3,072	843
(144)	(40)	Policy charges	(40)	(95)	(129)	(138)	(144)
—	—	Acquisition	—	22,431	—	—	—

44,858	14,965	Ending total account value	14,965	39,780	40,815	43,949	44,858

		Fixed Annuities:
3,514	3,396	Beginning total account value	3,396	3,473	3,498	3,523	3,514
92	110	Sales	110	57	47	33	92
(51)	(34)	Surrenders and withdrawals	(34)	(32)	(33)	(42)	(51)

41	76	Net sales (redemptions)	76	25	14	(9)	41
(45)	(41)	Benefit payments	(41)	(46)	(39)	(36)	(45)

(4)	35	Net flows	35	(21)	(25)	(45)	(4)
65	43	Interest credited and other	43	47	51	37	65
(1)	(1)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,574	3,473	Ending total account value	3,473	3,498	3,523	3,514	3,574

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance:
		Excluding corporate-owned life insurance:
62	58	Prudential Agents	58	58	53	61	62
28	23	Third party distribution	23	22	17	49	28
6	4	Corporate-owned life insurance	4	13	3	1	6

96	85	Total	85	93	73	111	96

		Variable and Fixed Annuities (2):
405	326	Prudential Agents	326	380	391	415	405
108	79	Wirehouses	79	109	115	89	108
1,302	36	Independent Financial Planners (3)	36	638	1,010	1,077	1,302

1,815	441	Total	441	1,127	1,516	1,581	1,815

(1)	Annuity sales and account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE (1):
		Policyholders’ Account Balances (2):
4,520	4,112	Beginning balance	4,112	4,205	4,275	4,373	4,520
293	249	Premiums and deposits	249	237	248	281	293
(158)	(122)	Surrenders and withdrawals	(122)	(143)	(137)	(147)	(158)

135	127	Net sales	127	94	111	134	135
(25)	(22)	Benefit payments	(22)	(20)	(25)	(20)	(25)

110	105	Net flows	105	74	86	114	110
(49)	20	Interest credited and other	20	27	39	55	(49)
18	(7)	Net transfers (to) from separate account	(7)	(2)	(1)	10	18
(32)	(25)	Policy charges	(25)	(29)	(26)	(32)	(32)

4,567	4,205	Ending balance	4,205	4,275	4,373	4,520	4,567

		Separate Account Liabilities:
13,981	11,412	Beginning balance	11,412	11,235	12,511	12,843	13,981
331	373	Premiums and deposits	373	379	354	328	331
(145)	(157)	Surrenders and withdrawals	(157)	(177)	(132)	(134)	(145)

186	216	Net sales	216	202	222	194	186
(8)	(5)	Benefit payments	(5)	(8)	(5)	(4)	(8)

178	211	Net flows	211	194	217	190	178
328	(154)	Change in market value, interest credited and other	(154)	1,311	340	1,181	328
(39)	(29)	Net transfers to general account	(29)	(23)	(21)	(29)	(39)
(202)	(205)	Policy charges	(205)	(206)	(204)	(204)	(202)

14,246	11,235	Ending balance	11,235	12,511	12,843	13,981	14,246

(1)	Account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL ANNUITIES (1):
		Account Values in General Account (2):
7,660	6,795	Beginning balance	6,795	7,073	7,457	7,614	7,660
249	270	Premiums and deposits	270	327	263	209	249
(251)	(107)	Surrenders and withdrawals	(107)	(100)	(102)	(120)	(251)

(2)	163	Net sales (redemptions)	163	227	161	89	(2)
(82)	(73)	Benefit payments	(73)	(78)	(71)	(69)	(82)

(84)	90	Net flows	90	149	90	20	(84)
22	76	Interest credited and other	76	71	105	62	22
2,079	114	Net transfers (to) from separate account (3)	114	8	(36)	(34)	2,079
(2)	(2)	Policy charges	(2)	(2)	(2)	(2)	(2)
—	—	Acquisition	—	158	—	—	—

9,675	7,073	Ending balance	7,073	7,457	7,614	7,660	9,675

		Account Values in Separate Account:
39,803	11,939	Beginning balance	11,939	11,365	35,821	36,724	39,803
1,566	171	Premiums and deposits	171	800	1,253	1,372	1,566
(1,152)	(345)	Surrenders and withdrawals	(345)	(856)	(1,090)	(1,137)	(1,152)

414	(174)	Net sales (redemptions)	(174)	(56)	163	235	414
(124)	(34)	Benefit payments	(34)	(82)	(104)	(100)	(124)

290	(208)	Net flows	(208)	(138)	59	135	290
886	(213)	Change in market value, interest credited and other	(213)	2,423	936	3,047	886
(2,079)	(114)	Net transfers (to) from general account (3)	(114)	(8)	36	34	(2,079)
(143)	(39)	Policy charges	(39)	(94)	(128)	(137)	(143)
—	—	Acquisition	—	22,273	—	—	—

38,757	11,365	Ending balance	11,365	35,821	36,724	39,803	38,757

(1)	Account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.
(2)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(3)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:
3,194	3,110	Beginning balance	3,110	3,104	3,102	3,131	3,194
77	77	Capitalization	77	74	68	75	77
(70)	(67)	Amortization - operating results	(67)	(49)	(56)	(23)	(70)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(169)	(16)	Impact of unrealized (gains) or losses on AFS securities	(16)	(27)	17	11	(169)

3,032	3,104	Ending balance	3,104	3,102	3,131	3,194	3,032

		INDIVIDUAL ANNUITIES:
636	473	Beginning balance	473	471	471	522	636
98	27	Capitalization	27	65	85	90	98
(37)	(17)	Amortization - operating results	(17)	(20)	(23)	13	(37)
1	(2)	Amortization - realized investment gains and losses	(2)	(1)	(3)	(5)	1
(5)	(10)	Impact of unrealized (gains) or losses on AFS securities	(10)	(44)	(8)	16	(5)
4	—	Other (1)	—	—	—	—	4

697	471	Ending balance	471	471	522	636	697

		GROUP INSURANCE (2):
88	57	Beginning balance	57	64	74	81	88
7	8	Capitalization	8	10	8	8	7
(1)	(1)	Amortization - operating results	(1)	—	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

94	64	Ending balance	64	74	81	88	94

		TOTAL INSURANCE DIVISION:
3,918	3,640	Beginning balance	3,640	3,639	3,647	3,734	3,918
182	112	Capitalization	112	149	161	173	182
(108)	(85)	Amortization - operating results	(85)	(69)	(80)	(11)	(108)
1	(2)	Amortization - realized investment gains and losses	(2)	(1)	(3)	(5)	1
(174)	(26)	Impact of unrealized (gains) or losses on AFS securities	(26)	(71)	9	27	(174)
4	—	Other (1)	—	—	—	—	4

3,823	3,639	Ending balance	3,639	3,647	3,734	3,918	3,823

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.
(2)	Represents long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		Individual Life Insurance:
		Policy Surrender Experience:
164	170	Cash value of surrenders	170	182	154	147	164
3.5%	4.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.2%	4.4%	3.5%	3.2%	3.5%
		Death benefits per $1,000 of in force (1):
2.90	2.43	Variable and universal life	2.43	2.74	2.40	4.57	2.90
1.75	1.80	Term life	1.80	0.90	4.16	1.65	1.75
2.75	2.40	Total, Individual Life Insurance	2.40	2.53	3.10	3.94	2.75

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
127	88	Group life	88	35	30	72	127
90	67	Group disability (1)	67	29	24	24	90

217	155	Total	155	64	54	96	217

		Future Policy Benefits (2):
		Group life	1,754	1,730	1,656	1,832	1,780
		Group disability (1)	191	201	217	224	277

		Total	1,945	1,931	1,873	2,056	2,057

		Policyholders’ Account Balances (2):
		Group life	4,471	4,729	4,499	4,341	4,353
		Group disability (1)	61	60	61	66	59

		Total	4,532	4,789	4,560	4,407	4,412

		Separate Account Liabilities (2):
		Group life	8,977	9,994	9,970	10,253	10,476
		Group disability (1)	—	—	—	—	—

		Total	8,977	9,994	9,970	10,253	10,476

		Group Life Insurance:
674	691	Gross premiums, policy charges and fee income (3)	691	636	603	612	674
647	638	Earned premiums, policy charges and fee income	638	591	577	620	647
92.1%	91.9%	Benefits ratio	91.9%	89.9%	91.2%	90.5%	92.1%
9.5%	9.1%	Administrative operating expense ratio	9.1%	9.1%	10.0%	10.6%	9.5%
		Persistency ratio	96.4%	95.6%	93.7%	92.8%	95.7%

		Group Disability Insurance (1):
176	171	Gross premiums, policy charges and fee income (3)	171	161	165	165	176
173	164	Earned premiums, policy charges and fee income	164	162	159	157	173
95.4%	93.9%	Benefits ratio	93.9%	87.0%	93.1%	95.5%	95.4%
21.0%	20.5%	Administrative operating expense ratio	20.5%	23.0%	22.4%	24.2%	21.0%
		Persistency ratio	92.1%	89.2%	87.5%	85.0%	90.8%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
12	14	-14%	Premiums	14	8	1	6	12
18	18	—	Policy charges and fee income	18	19	17	18	18
523	556	-6%	Net investment income	556	553	516	526	523
477	814	-41%	Commissions, investment management fees, and other income	814	906	481	494	477

1,030	1,402	-27%	Total revenues	1,402	1,486	1,015	1,044	1,030

			Benefits and Expenses (1):
208	210	-1%	Insurance and annuity benefits	210	204	187	190	208
226	236	-4%	Interest credited to policyholders’ account balances	236	233	239	238	226
9	8	13%	Interest expense	8	8	9	8	9
(8)	(7)	-14%	Deferral of acquisition costs	(7)	(8)	(6)	(8)	(8)
15	19	-21%	Amortization of acquisition costs	19	17	15	15	15
484	863	-44%	General and administrative expenses	863	955	488	545	484

934	1,329	-30%	Total benefits and expenses	1,329	1,409	932	988	934

96	73	32%	Adjusted operating income before income taxes	73	77	83	56	96

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2004
	Total Investment Division	Asset Management(2)	Financial Advisory	Retirement
Revenues (1):
Premiums	12	—	—	12
Policy charges and fee income	18	—	—	18
Net investment income	523	16	1	506
Commissions, investment management fees, and other income	477	331	105	41

Total revenues	1,030	347	106	577

Benefits and Expenses (1):
Insurance and annuity benefits	208	—	—	208
Interest credited to policyholders’ account balances	226	—	—	226
Interest expense	9	3	4	2
Deferral of acquisition costs	(8)	(6)	—	(2)
Amortization of acquisition costs	15	12	—	3
General and administrative expenses	484	280	116	88

Total benefits and expenses	934	289	120	525

Adjusted operating income before income taxes	96	58	(14)	52

	Three Months Ended March 31, 2003
	Total Investment Division	Asset Management(2)	Financial Advisory	Retirement
Revenues (1):
Premiums	14	—	—	14
Policy charges and fee income	18	—	—	18
Net investment income	556	12	27	517
Commissions, investment management fees, and other income	814	293	489	32

Total revenues	1,402	305	516	581

Benefits and Expenses (1):
Insurance and annuity benefits	210	—	—	210
Interest credited to policyholders’ account balances	236	—	—	236
Interest expense	8	3	—	5
Deferral of acquisition costs	(7)	(5)	—	(2)
Amortization of acquisition costs	19	16	—	3
General and administrative expenses	863	246	541	76

Total benefits and expenses	1,329	260	541	528

Adjusted operating income before income taxes	73	45	(25)	53

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Includes the results of the former Investment Management and Other Asset Management segments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Asset Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
54	43	26%	Retail customers	43	45	50	49	54
95	79	20%	Institutional customers	79	87	92	114	95
53	55	-4%	General account	55	50	56	58	53

202	177	14%	Subtotal	177	182	198	221	202
145	128	13%	Mutual Fund and other segment revenues (1)	128	152	144	158	145

347	305	14%	Total Asset Management segment revenues	305	334	342	379	347

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
186	165	13%	Asset-based fees	165	162	173	182	186
9	5	80%	Transaction-based and other revenues	5	14	16	33	9

195	170	15%	Subtotal	170	176	189	215	195
136	123	11%	Mutual Fund and other segment revenues (1)	123	146	135	151	136

331	293	13%	Total	293	322	324	366	331

(1)	Represents mutual fund and other segment revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

	2003	2003	2004
	3Q	4Q	1Q
Information pertaining to Wachovia Securities Financial Holdings, LLC:

Revenues:
Net investment income	53	55	56
Commissions	646	643	672
Fees	351	364	393
Other non-interest revenues	25	19	29

Total revenues	1,075	1,081	1,150
Expenses:
Expenses before transition costs	939	948	1,001
Transition costs	41	43	57

Total expenses	980	991	1,058

Income before income taxes	95	90	92

Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	36	34	35
Wachovia Securities Financial Holdings, LLC adjustments to Prudential Financial, Inc. minority interest	2	8	5

Prudential Financial, Inc., minority interest as reported by Wachovia Securities Financial Holdings, LLC	38	42	40
Prudential Financial, Inc., purchase accounting adjustments	(7)	(17)	(8)

Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	31	25	32

Recurring revenue as a percentage of total non-interest revenue (1)	38.2%	38.0%	39.1%
Total client assets ($ in billions) (2)	568.5	603.1	614.9
Distribution representatives (2):
Series 7 Financial Advisors	8,309	8,192	8,133
Series 6 Financial Representatives	3,316	3,270	3,081
Customer debit balances ($ in billions) (2)	5.6	6.1	6.1

Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	4	(64)	(17)

(1)	Calculated on a YTD annualized basis. 2003 amounts are calculated from July 1, 2003.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	March 31, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	43.4	34.0	1.0	78.4
Institutional customers	31.8	54.9	13.2	99.9
General account	2.9	127.2	1.1	131.2

Total	78.1	216.1	15.3	309.5

	March 31, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	31.7	46.2	1.0	78.9
Institutional customers	23.5	48.1	12.6	84.2
General account	2.5	119.7	1.4	123.6

Total	57.7	214.0	15.0	286.7

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
69.3	62.0	Beginning assets under management	62.0	60.8	64.4	65.6	69.3
5.6	2.6	Additions to managed portfolio	2.6	2.1	3.1	5.4	5.6
(2.8)	(3.1)	Withdrawals	(3.1)	(2.6)	(3.1)	(3.9)	(2.8)
1.6	—	Change in market value	—	4.2	1.3	2.6	1.6
0.5	(0.7)	Net money market flows	(0.7)	(0.1)	(0.1)	(0.4)	0.5

74.2	60.8	Ending assets under management	60.8	64.4	65.6	69.3	74.2
25.7	23.4	Other institutional assets under management	23.4	24.8	24.1	25.5	25.7

99.9	84.2	Total assets managed for institutional customers at end of period	84.2	89.2	89.7	94.8	99.9

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT

		Mutual Funds:
46,784	49,756	Beginning total mutual funds assets	49,756	48,170	51,835	51,016	46,784
873	1,086	Sales (other than money market)	1,086	1,100	963	758	873
(1,296)	(962)	Redemptions (other than money market)	(962)	(1,358)	(1,749)	(1,385)	(1,296)
566	103	Reinvestment of distributions and change in market value	103	2,583	757	2,447	566
(2,900)	(1,813)	Net money market sales	(1,813)	(2,792)	(790)	(6,052)	(2,900)
—	—	Acquisition	—	4,132	—	—	—

44,027	48,170	Ending total mutual funds assets	48,170	51,835	51,016	46,784	44,027

(423)	124	Net Mutual Funds sales (redemptions) other than money market	124	(258)	(786)	(627)	(423)

		Wrap-fee Products (1):
19,833	15,153	Beginning total wrap-fee product assets	15,153	14,860	16,702	17,960	19,833
2,154	1,287	Sales (2)	1,287	1,462	1,754	1,612	2,154
(1,423)	(1,178)	Redemptions	(1,178)	(1,345)	(1,370)	(1,361)	(1,423)
520	(402)	Reinvestment of distributions and change in market value (2)	(402)	1,725	874	1,622	520

21,084	14,860	Ending total wrap-fee product assets	14,860	16,702	17,960	19,833	21,084
—	16,712	Other managed accounts at end of period (3)	16,712	18,089	804	807	—

21,084	31,572	Total wrap-fee products and other managed accounts at end of period	31,572	34,791	18,764	20,640	21,084

731	109	Net wrap-fee product sales (1)	109	117	384	251	731

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (4):
121	99	Prudential Agents	99	119	93	105	121
—	469	Financial Advisors	469	357	—	—	—
727	501	Third party distributors (5)	501	616	865	649	727
25	17	Other	17	8	5	4	25

873	1,086	Total	1,086	1,100	963	758	873

		Wrap-fee products (1):
139	118	Prudential Agents	118	80	102	117	139
—	1,054	Financial Advisors	1,054	1,215	—	—	—
2,015	115	Third party distributors (5)	115	167	1,652	1,495	2,015

2,154	1,287	Total	1,287	1,462	1,754	1,612	2,154

(1)	Excludes other managed accounts.
(2)	As a result of the combination of the company’s retail securities brokerage business with Wachovia Securities Financial Holdings, LLC, the Asset Management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in “Reinvestment of distributions and change in market value”. New sales related to this business are included in the Asset Management segment’s wrap-fee sales data commencing with the third quarter of 2003.
(3)	Other managed accounts which were associated with businesses that were combined into Wachovia Securities Financial Holdings, LLC on July 1, 2003 are no longer reported by Prudential Financial, Inc. as a component of its wrap-fee products and other managed accounts, commencing as of that date. These managed accounts amounted to $17.3 billion as of June 30, 2003.
(4)	Other than money market.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:
28,658	22,914	Beginning total account value	22,914	22,757	24,315	26,766	28,658
1,124	1,028	Sales	1,028	876	2,484	791	1,124
(1,535)	(638)	Withdrawals	(638)	(1,270)	(613)	(860)	(1,535)
597	(547)	Change in market value and interest credited	(547)	1,952	580	1,961	597

28,844	22,757	Ending total account value	22,757	24,315	26,766	28,658	28,844

(411)	390	Net sales (withdrawals)	390	(394)	1,871	(69)	(411)

		Asset management of ending total account value:
		Proprietary	15,927	17,023	17,331	18,085	17,797
		Non-proprietary	6,830	7,292	9,435	10,573	11,047

		Total	22,757	24,315	26,766	28,658	28,844

		Guaranteed Products:
41,955	39,058	Beginning total account value	39,058	38,925	40,372	40,727	41,955
501	554	Sales	554	648	966	1,088	501
(842)	(1,045)	Withdrawals and benefits	(1,045)	(1,020)	(1,045)	(903)	(842)
1,033	481	Change in market value and interest income	481	1,520	381	899	1,033
(387)	(123)	Other (1)	(123)	299	53	144	(387)

42,260	38,925	Ending total account value	38,925	40,372	40,727	41,955	42,260

(341)	(491)	Net sales (withdrawals)	(491)	(372)	(79)	185	(341)

		Product composition of ending total account value (2):
		Spread-based products	18,791	18,994	18,853	19,606	20,256
		Fee-based products	20,134	21,378	21,874	22,349	22,004

		Total	38,925	40,372	40,727	41,955	42,260

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.
(2)	Fee and spread based product account values at March 31, 2004, reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2003				2004
2004	2003			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,330	1,141	17%	Premiums	1,141	1,129	1,170	1,236	1,330
63	54	17%	Policy charges and fee income	54	58	54	60	63
231	193	20%	Net investment income	193	205	212	189	231
144	74	95%	Commissions, investment management fees, and other income	74	87	85	64	144

1,768	1,462	21%	Total revenues	1,462	1,479	1,521	1,549	1,768

			Benefits and Expenses (1):
1,064	906	17%	Insurance and annuity benefits	906	865	894	949	1,064
76	25	204%	Interest credited to policyholders’ account balances	25	27	27	30	76
1	—	—	Interest expense	—	1	1	1	1
(190)	(177)	-7%	Deferral of acquisition costs	(177)	(175)	(157)	(186)	(190)
79	74	7%	Amortization of acquisition costs	74	71	69	70	79
519	456	14%	General and administrative expenses	456	473	464	501	519

1,549	1,284	21%	Total benefits and expenses	1,284	1,262	1,298	1,365	1,549

219	178	23%	Adjusted operating income before income taxes	178	217	223	184	219

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,330	752	578	—
Policy charges and fee income	63	44	19	—
Net investment income	231	72	150	9
Commissions, investment management fees, and other income	144	35	(4)	113

Total revenues	1,768	903	743	122

Benefits and Expenses (1):
Insurance and annuity benefits	1,064	573	491	—
Interest credited to policyholders’ account balances	76	49	27	—
Interest expense	1	3	(3)	1
Deferral of acquisition costs	(190)	(135)	(55)	—
Amortization of acquisition costs	79	64	15	—
General and administrative expenses	519	228	174	117

Total benefits and expenses	1,549	782	649	118

Adjusted operating income before income taxes	219	121	94	4

	Three Months Ended March 31, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,141	626	515	—
Policy charges and fee income	54	33	21	—
Net investment income	193	49	132	12
Commissions, investment management fees, and other income	74	(1)	(2)	77

Total revenues	1,462	707	666	89

Benefits and Expenses (1):
Insurance and annuity benefits	906	474	432	—
Interest credited to policyholders’ account balances	25	3	22	—
Interest expense	—	3	(3)	—
Deferral of acquisition costs	(177)	(130)	(47)	—
Amortization of acquisition costs	74	64	10	—
General and administrative expenses	456	193	177	86

Total benefits and expenses	1,284	607	591	86

Adjusted operating income before income taxes	178	100	75	3

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

	2002				2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Japanese Yen Basis Results:
Revenues (1):
Japanese insurance operations excluding Gibraltar Life	¥57,529	¥52,060	¥55,622	¥55,928	¥62,904	¥59,351	¥64,695	¥62,352	¥74,107
Gibraltar Life	88,984	86,888	79,504	80,835	80,475	83,420	80,309	78,638	81,002

Total revenues, Japan, yen basis	146,513	138,948	135,126	136,763	143,379	142,771	145,004	140,990	155,109

Benefits and Expenses (1):
Japanese insurance operations excluding Gibraltar Life	45,660	43,639	46,387	45,390	52,737	48,803	53,806	50,148	62,136
Gibraltar Life	76,731	75,234	67,582	72,576	71,421	71,206	67,489	67,094	69,991

Total benefits and expenses, Japan, yen basis	122,391	118,873	113,969	117,966	124,158	120,009	121,295	117,242	132,127

Adjusted operating income (2):
Japanese insurance operations excluding Gibraltar Life	11,869	8,421	9,235	10,538	10,167	10,548	10,889	12,204	11,971
Gibraltar Life	12,253	11,654	11,922	8,259	9,054	12,214	12,820	11,544	11,011

Total adjusted operating income, Japan, yen basis	¥24,122	¥20,075	¥21,157	¥18,797	¥19,221	¥22,762	¥23,709	¥23,748	¥22,982

U.S. Dollar adjusted operating income (3):
Japanese insurance operations excluding Gibraltar Life	$101	$72	$80	$89	$85	$84	$88	$100	$103
Gibraltar Life	104	101	102	71	75	98	104	93	94

Total adjusted operating income, Japan, U.S. dollar basis	205	173	182	160	160	182	192	193	197
All other countries	(1)	14	4	20	15	25	23	29	18

Total adjusted operating income, International Insurance segment, U.S. dollar basis	$204	$187	$186	$180	$175	$207	$215	$222	$215

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and currency hedging. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2003				2004
2004	2003		1Q	2Q	3Q	4Q	1Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
580	484	Japan, excluding Gibraltar Life	484	451	499	509	580
597	536	Gibraltar Life	536	552	527	566	597
216	175	All other countries	175	184	198	221	216

1,393	1,195	Total	1,195	1,187	1,224	1,296	1,393

		Annualized new business premiums:
128	106	Japan, excluding Gibraltar Life	106	85	95	112	128
62	64	Gibraltar Life	64	89	75	68	62
50	50	All other countries	50	46	53	61	50

240	220	Total	220	220	223	241	240

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
537	497	Japan, excluding Gibraltar Life	497	463	505	479	537
551	555	Gibraltar Life	555	567	540	543	551
212	178	All other countries	178	184	191	219	212

1,300	1,230	Total	1,230	1,214	1,236	1,241	1,300

		Annualized new business premiums:
119	109	Japan, excluding Gibraltar Life	109	87	97	105	119
58	67	Gibraltar Life	67	91	77	64	58
49	51	All other countries	51	48	51	61	49

226	227	Total	227	226	225	230	226

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2003.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2003				2004
	1Q	2Q	3Q	4Q	1Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	160	163	167	171	176
Gibraltar Life	230	226	222	218	215
All other countries	53	56	58	61	63

Total	443	445	447	450	454

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,069	1,099	1,137	1,180	1,231
Gibraltar Life	4,461	4,380	4,334	4,288	4,226
All other countries	716	745	786	830	863

Total	6,246	6,224	6,257	6,298	6,320

International insurance policy persistency (2):
13 months	93.3%	93.1%	92.9%	92.8%	92.7%
25 months	86.9%	87.1%	87.1%	87.0%	86.7%
Number of Life Planners at end of period (3):
Japan	2,159	2,175	2,293	2,347	2,422
All other countries	2,393	2,514	2,582	2,642	2,586

Total	4,552	4,689	4,875	4,989	5,008

(1)	Translated based on exchange rates as of December 31, 2003.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2004				December 31, 2003
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	105,362	32,572	72,790	62.7%	95,968	29,538	66,430	59.9%
Public, held to maturity, at amortized cost	2,894	—	2,894	2.5%	3,010	—	3,010	2.7%
Private, available for sale, at fair value	32,712	15,056	17,656	15.2%	32,973	15,052	17,921	16.2%
Private, held to maturity, at amortized cost	55	—	55	0.0%	58	—	58	0.1%
Trading account assets, at fair value (5)	991	—	991	0.9%	226	—	226	0.2%
Equity securities, available for sale, at fair value	3,466	2,320	1,146	1.0%	3,383	2,282	1,101	1.0%
Commercial loans	18,639	7,131	11,508	9.9%	18,780	7,006	11,774	10.6%
Policy loans	8,163	5,492	2,671	2.3%	8,152	5,543	2,609	2.4%
Other long-term investments (2)	4,510	1,054	3,456	3.0%	4,743	1,041	3,702	3.3%
Short-term investments	5,386	2,473	2,913	2.5%	7,633	3,581	4,052	3.6%

Subtotal (1)	182,178	66,098	116,080	100.0%	174,926	64,043	110,883	100.0%

Invested assets of other entities and operations (3)	7,885	—	7,885		6,115	—	6,115

Total investments	190,063	66,098	123,965		181,041	64,043	116,998

Fixed Maturities byCredit Quality (1):	March 31, 2004					December 31, 2003
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	53,762	2,901	168	56,495	74.6%	50,133	2,247	210	52,170	75.1%
2 Baa	15,455	1,149	67	16,537	21.8%	13,767	900	91	14,576	21.0%

Subtotal Investment Grade	69,217	4,050	235	73,032	96.4%	63,900	3,147	301	66,746	96.1%

3 Ba	1,601	179	9	1,771	2.3%	1,580	167	11	1,736	2.5%
4 B	706	74	5	775	1.0%	757	89	3	843	1.2%
5 C and lower	88	26	1	113	0.2%	67	30	2	95	0.1%
6 In or near default	38	7	2	43	0.1%	34	3	1	36	0.1%

Subtotal Below Investment Grade	2,433	286	17	2,702	3.6%	2,438	289	17	2,710	3.9%

Total	71,650	4,336	252	75,734	100.0%	66,338	3,436	318	69,456	100.0%

Private Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	4,585	448	3	5,030	28.4%	4,647	400	7	5,040	28.0%
2 Baa	8,684	892	4	9,572	54.0%	8,749	749	13	9,485	52.6%

Subtotal Investment Grade	13,269	1,340	7	14,602	82.4%	13,396	1,149	20	14,525	80.6%

3 Ba	1,734	149	6	1,877	10.6%	2,004	146	13	2,137	12.1%
4 B	479	41	2	518	2.9%	508	38	3	543	3.0%
5 C and lower	462	73	5	530	3.0%	552	62	12	602	3.3%
6 In or near default	176	12	4	184	1.1%	168	7	3	172	1.0%

Subtotal Below Investment Grade	2,851	275	17	3,109	17.6%	3,232	253	31	3,454	19.4%

Total	16,120	1,615	24	17,711	100.0%	16,628	1,402	51	17,979	100.0%

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Includes invested assets of securities brokerage operations, securities trading operations, banking operations and assets related to special purpose entities consolidated in accordance with FIN 46. Excludes assets of our asset management operations managed for third parties and separate account assets for which the customer assumes risks of ownership. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2004 and December 31, 2003, respectively, 183 securities with amortized cost of $3,515 million (fair value $3,648 million) and 223 securities with amortized cost of $2,952 million (fair value, $3,027 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(5)	Trading account assets as of March 31, 2004 reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	29,411	74.6%	28,488	74.3%
Public, held to maturity, at amortized cost	2,894	7.3%	3,010	7.8%
Private, available for sale, at fair value	385	1.0%	280	0.7%
Private, held to maturity, at amortized cost	55	0.1%	58	0.2%
Trading account assets, at fair value (2)	834	2.1%	88	0.2%
Equity securities, available for sale, at fair value	964	2.5%	934	2.4%
Commercial loans	2,863	7.3%	2,922	7.6%
Policy loans	897	2.3%	862	2.3%
Other long-term investments (3)	1,087	2.8%	1,291	3.4%
Short-term investments	13	0.0%	440	1.1%

Total	39,403	100.0%	38,373	100.0%

	March 31, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	43,379	56.6%	37,942	52.4%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,271	22.5%	17,641	24.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	157	0.2%	138	0.2%
Equity securities, available for sale, at fair value	182	0.2%	167	0.2%
Commercial loans	8,645	11.3%	8,852	12.2%
Policy loans	1,774	2.3%	1,747	2.4%
Other long-term investments (3)	2,369	3.1%	2,411	3.3%
Short-term investments	2,900	3.8%	3,612	5.0%

Total	76,677	100.0%	72,510	100.0%

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Trading account assets as of March 31, 2004, include $627 million in assets reclassified from separate account assets upon the January 1, 2004, adoption of SOP 03-1.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.61%	954	31	4.88%	926	(80)
Equity securities	2.09%	5	25	0.98%	3	(44)
Commercial loans	6.74%	194	16	6.92%	201	6
Policy loans	4.62%	30	—	5.83%	44	—
Short-term investments and cash equivalents	1.43%	23	—	2.20%	28	—
Other investments	6.58%	73	(23)	8.85%	93	10

Gross investment income before investment expenses	4.76%	1,279	49	5.18%	1,295	(108)
Investment expenses	-0.19%	(64)	—	-0.16%	(57)	—

Subtotal	4.57%	1,215	49	5.02%	1,238	(108)

Investment results of other entities and operations (2)		30	(57)		44	—
Less, investment income relating to divested businesses		1			(30)

Total		1,246	(8)		1,252	(108)

(1)	Excludes investments of securities brokerage operations, securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage and securities trading operations.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.
(4)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.89%	150	10	1.69%	116	8
Equity securities	1.24%	3	23	0.82%	2	(42)
Commercial loans	4.27%	31	3	4.74%	37	8
Policy loans	3.22%	7	—	2.89%	5	—
Short-term investments and cash equivalents	8.51%	—	—	0.51%	—	—
Other investments	7.19%	25	—	7.55%	23	(2)

Gross investment income before investment expenses	2.29%	216	36	2.17%	183	(28)
Investment expenses	-0.22%	(20)	—	-0.27%	(23)	—

Total	2.07%	196	36	1.90%	160	(28)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.
(2)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.32%	804	21	6.73%	810	(88)
Equity securities	8.12%	2	2	1.51%	1	(2)
Commercial loans	7.56%	163	13	7.73%	164	(2)
Policy loans	5.32%	23	—	6.72%	39	—
Short-term investments and cash equivalents	1.39%	23	—	2.33%	28	—
Other investments	6.29%	48	(23)	9.38%	70	12

Gross investment income before investment expenses	6.13%	1,063	13	6.74%	1,112	(80)
Investment expenses	-0.17%	(44)	—	-0.10%	(34)	—

Total	5.96%	1,019	13	6.64%	1,078	(80)

(1)	Excludes investments of securities brokerage operations, securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses.
(3)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

RECLASSIFIED INSURANCE DIVISION - ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

	2002				2003
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
ANNUITY SALES AND ACCOUNT VALUES (1)
Variable Annuities:
Beginning total account value	18,689	18,435	16,802	14,961	15,338	14,965	39,780	40,815
Sales	374	406	339	276	331	1,070	1,469	1,548
Surrenders and withdrawals	(534)	(563)	(487)	(447)	(418)	(924)	(1,159)	(1,215)

Net sales (redemptions)	(160)	(157)	(148)	(171)	(87)	146	310	333
Benefit payments	(73)	(74)	(70)	(56)	(66)	(114)	(136)	(133)

Net flows	(233)	(231)	(218)	(227)	(153)	32	174	200
Change in market value, interest credited, and other	31	(1,352)	(1,580)	646	(180)	2,447	990	3,072
Policy charges	(52)	(50)	(43)	(42)	(40)	(95)	(129)	(138)
Acquisition	—	—	—	—	—	22,431	—	—

Ending total account value	18,435	16,802	14,961	15,338	14,965	39,780	40,815	43,949

Fixed Annuities:
Beginning total account value	2,975	2,909	3,048	3,260	3,396	3,473	3,498	3,523
Sales	37	181	224	163	110	57	47	33
Surrenders and withdrawals	(42)	(36)	(31)	(34)	(34)	(32)	(33)	(42)

Net sales (redemptions)	(5)	145	193	129	76	25	14	(9)
Benefit payments	(35)	(35)	(36)	(39)	(41)	(46)	(39)	(36)

Net flows	(40)	110	157	90	35	(21)	(25)	(45)
Interest credited and other	(26)	30	56	47	43	47	51	37
Policy charges	—	(1)	(1)	(1)	(1)	(1)	(1)	(1)

Ending total account value	2,909	3,048	3,260	3,396	3,473	3,498	3,523	3,514

(1)	Annuity sales and account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

RECLASSIFIED INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

	2002				2003
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
INDIVIDUAL LIFE INSURANCE (1):
Policyholders’ Account Balances (2):
Beginning balance	3,826	3,924	3,992	4,033	4,112	4,205	4,275	4,373
Premiums and deposits	227	226	223	226	249	237	248	281
Surrenders and withdrawals	(135)	(138)	(157)	(137)	(122)	(143)	(137)	(147)

Net sales	92	88	66	89	127	94	111	134
Benefit payments	(15)	(27)	(14)	(14)	(22)	(20)	(25)	(20)

Net flows	77	61	52	75	105	74	86	114
Interest credited and other	23	15	5	27	20	27	39	55
Net transfers (to) from separate account	14	14	5	(4)	(7)	(2)	(1)	10
Policy charges	(16)	(22)	(21)	(19)	(25)	(29)	(26)	(32)

Ending balance	3,924	3,992	4,033	4,112	4,205	4,275	4,373	4,520

Separate Account Liabilities:
Beginning balance	13,010	13,129	12,117	10,702	11,412	11,235	12,511	12,843
Premiums and deposits	396	468	430	563	373	379	354	328
Surrenders and withdrawals	(124)	(132)	(209)	(245)	(157)	(177)	(132)	(134)

Net sales	272	336	221	318	216	202	222	194
Benefit payments	(15)	(7)	(4)	(9)	(5)	(8)	(5)	(4)

Net flows	257	329	217	309	211	194	217	190
Change in market value, interest credited and other	111	(1,097)	(1,385)	624	(154)	1,311	340	1,181
Net transfers to general account	(38)	(37)	(44)	(14)	(29)	(23)	(21)	(29)
Policy charges	(211)	(207)	(203)	(209)	(205)	(206)	(204)	(204)

Ending balance	13,129	12,117	10,702	11,412	11,235	12,511	12,843	13,981

(1)	Account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

RECLASSIFIED INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

	2002				2003
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
INDIVIDUAL ANNUITIES (1):
Account Values in General Account (2):
Beginning balance	6,152	5,825	6,093	6,533	6,795	7,073	7,457	7,614
Premiums and deposits	228	372	403	292	270	327	263	209
Surrenders and withdrawals	(118)	(113)	(105)	(108)	(107)	(100)	(102)	(120)

Net sales	110	259	298	184	163	227	161	89
Benefit payments	(62)	(64)	(66)	(61)	(73)	(78)	(71)	(69)

Net flows	48	195	232	123	90	149	90	20
Interest credited and other	(46)	70	89	79	76	71	105	62
Net transfers (to) from separate account	(328)	5	121	62	114	8	(36)	(34)
Policy charges	(1)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Acquisition	—	—	—	—	—	158	—	—

Ending balance	5,825	6,093	6,533	6,795	7,073	7,457	7,614	7,660

Account Values in Separate Account:
Beginning balance	15,512	15,519	13,757	11,688	11,939	11,365	35,821	36,724
Premiums and deposits	183	215	160	147	171	800	1,253	1,372
Surrenders and withdrawals	(458)	(486)	(413)	(373)	(345)	(856)	(1,090)	(1,137)

Net sales (redemptions)	(275)	(271)	(253)	(226)	(174)	(56)	163	235
Benefit payments	(46)	(45)	(40)	(34)	(34)	(82)	(104)	(100)

Net flows	(321)	(316)	(293)	(260)	(208)	(138)	59	135
Change in market value, interest credited and other	51	(1,392)	(1,613)	614	(213)	2,423	936	3,047
Net transfers (to) from general account	328	(5)	(121)	(62)	(114)	(8)	36	34
Policy charges	(51)	(49)	(42)	(41)	(39)	(94)	(128)	(137)
Acquisition	—	—	—	—	—	22,273	—	—

Ending balance	15,519	13,757	11,688	11,939	11,365	35,821	36,724	39,803

(1)	Account value tables have been reformatted to separately display net sales (representing premiums and deposits net of surrenders and withdrawals) and net flows (representing net sales less benefit payments). Data reported for earlier periods has been conformed to the current presentation.
(2)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; results of divested businesses and discontinued operations; cumulative effect of accounting change; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial’s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities Financial Holdings, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 7.60% for the three months ended March 31, 2004, 4.44% for the three months ended March 31, 2003, 10.12% for the three months ended December 31, 2003, 4.99% for the three months ended September 30, 2003 and 2.19% for the three months ended June 30, 2003.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding debt related to Equity Security Units, and 20% of the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt excluding Equity Security Units and the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock.

28. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2004

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 4, 2004

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	A+	A1	AA-
PRICOA Global Funding I	NR*	A+	A1	NR
PRUCO Life Insurance Company	A+	A+	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	A+	NR	NR
American Skandia Life Assurance Corporation	A+	A+	NR	AA-
CIGNA Life Insurance Co. (1)	A+	A+	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR

CREDIT RATINGS: as of May 4, 2004

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	NR	A-	A3	NR
Redeemable Capital Securities	a-	A-	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A-	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1	P-1	F1
Long-Term Senior Debt	a+	A+	A2	A+

*	NR indicates not rated.
(1)	Acquired on April 1, 2004. Results of CIGNA will be included in the results of the Company commencing with the date of acquisition.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102
Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.